INTANGIBLE ASSETS AND GOODWILL (Schedule Of Amortization Expense) (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012	Dec. 31, 2011
2013	$ 126
2014	126
2015	126
2016	126
2017	126
Thereafter	848
Total	$ 1,478	$ 1,567